UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-10467

                        CAUSEWAY CAPITAL MANAGEMENT TRUST
               (Exact name of registrant as specified in charter)
                                    --------


                    11111 Santa Monica Boulevard, Suite 1500
                              Los Angeles, CA 90025
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-866-947-7000

                      DATE OF FISCAL YEAR END: SEPTEMBER 30

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.

                                    (GRAPHIC)

                              (CAUSEWAY FUNDS LOGO)

                                  ANNUAL REPORT

                                    CAUSEWAY
                                    EMERGING
                                  MARKETS FUND

                               SEPTEMBER 30, 2008

TABLE OF CONTENTS

Letter to Shareholders                                                      2
Schedule of Investments                                                     6
Sector Diversification                                                     12
Statement of Assets and Liabilities                                        13
Statement of Operations                                                    14
Statement of Changes in Net Assets                                         15
Financial Highlights                                                       16
Notes to Financial Statements                                              18
Report of Independent Registered Public Accounting Firm                    24
Notice to Shareholders                                                     25
Trustees and Officers Information                                          26
Disclosure of Fund Expenses                                                29
Statement Regarding Basis for Approval of Investment Advisory Agreement    31

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2008, the Causeway Emerging Markets Fund Institutional Class returned -37.10% and the Investor Class returned -37.22% compared to the MSCI Emerging Markets Index ("EM Index") return of -33.00%. Since the Fund's inception on March 30, 2007, the annualized returns are -11.36% for the Institutional Class and -11.33% for the Investor Class compared to the EM Index return of -7.62% for the same period. At fiscal year-end, the Fund had net assets of $32.18 million including a cash and cash equivalents position of 0.80%.

PERFORMANCE REVIEW

In our investment process, we use a combination of bottom-up and top-down quantitative factors to perform security selection. The portfolio's exposure to our bottom-up factors contributed positively to performance compared to the benchmark EM Index over the course of the year. This was mainly attributed to the strong performance of our valuation factors, as well as the positive performance of earnings growth factors. Our momentum factors, on the other hand, had significant negative relative performance. Our top-down factors, which have a smaller weight in the model, detracted from active returns. Of these, only the sector model contributed positively. Our top-down country and macroeconomic factors had negative relative performance over the course of the year.

Fund holdings in the banks, real estate, and food, beverage, and tobacco industry groups detracted from relative performance, while holdings in the telecommunication services, capital goods, and retailing industry groups added to relative performance during the period. At the stock level, the notable underperformers compared to the EM Index included real estate companies Shenzhen Investment (China), Hopson Development Holdings (China), and Hung Sheng Construction (Taiwan), shipping company China COSCO Holdings, bank holding company Woori Finance Holdings (Korea), and mining company KGHM Polska Miedz (Poland). Some of the notable contributors to relative return this year were telecommunications companies Telemar Norte Leste Participacoes (Brazil) and LG Telecom (Korea), mining company International Nickel Indonesia, oil exploration and production company Oil & Natural Gas Corporation (India), consumer electronics company LG Electronics (Korea), and Bank Leumi Le-Israel Ltd.

All emerging market currencies which float freely (including the Brazilian Real, Korean Won, and South African Rand) depreciated relative to the US dollar in the twelve months ended September 30, 2008, further reducing emerging markets returns for dollar-based investors. Most of the dollar increase occurred in the third quarter of 2008, when there was a flight to quality on the part of investors in response to the ongoing global credit crisis, as they bought the dollar and US Treasury Bills and sold riskier emerging market currencies and debt. The Fund constrains its relative (to the EM Index) exposures to countries and currencies so that currency movements among emerging markets should not have a significant impact on relative performance (although U.S. dollar movements can).


                        2 CAUSEWAY EMERGING MARKETS FUND

SIGNIFICANT PORTFOLIO CHANGES

As a result of our quantitative security selection model that includes both bottom-up as well as top-down inputs, the Fund's exposure to several industries and countries changed during the fiscal year. The active weightings in the energy, technology hardware & equipment, and utilities sectors increased, while sector weightings in diversified financials, semiconductors and semiconductor equipment, and consumer durables and apparel decreased. The largest changes in active country weightings during the fiscal year included South Africa (+1.63%), Thailand (+0.97%), India (+0.88%), China (-1.80%), and Malaysia (-1.52%).

Significant purchases this fiscal year included oil exploration and production company, Petroleo Brasileiro (Brazil), natural gas producer, OAO Gazprom (Russia), liquid crystal display manufacturer, AU Optronics (Taiwan), shipping company, China COSCO Holdings, shipping company, STX Pan Ocean (Korea), and oil exploration and production company, CNOOC (China). Largest sales during the period included consumer electronics manufacturer, LG Electronics (Korea), oil refining company, China Petroleum and Chemical Corp., metals and mining company, MMC Norilsk Nickel (Russia), wireless telecom company, Vimpel Communications (Russia), and metals and mining company, International Nickel Indonesia.

INVESTMENT OUTLOOK

Over the course of the fourth quarter of 2007 and the first three quarters of 2008, the global real economy as well as the global financial system witnessed significant deterioration. In the real economy, global growth expectations markedly decreased, with the high growth emerging market economies being most negatively affected. Accompanying the slowdown in global growth, food and energy inflation became less of a concern, as oil and gas, metal and agricultural commodities, and real estate declined in price. As for the financial economy, a crisis of confidence crippled the system as major financial institutions either went bankrupt, merged with larger more solvent firms, or were nationalized. This resulted in unusually wide spreads in interbank lending, commercial paper, and mortgage markets which stifled lending transactions.

Central banks and governments have engaged in a massive response to this financial crisis. They have injected significant liquidity into the financial system, cut interest rates, guaranteed bank deposits, purchased troubled bank assets, and provided emergency loans to, and in some cases nationalized, ailing banks. In addition to providing much needed support for the financial system, these pro-growth measures should also benefit the real economy.

The investment outlook for emerging markets looks inexpensive from a valuation perspective as stock prices significantly declined in the fiscal year. The forward 2009 price-to-earnings ratio for the EM Index, based on consensus analyst expectations, is now below 10, which is attractive given the growth prospects for emerging markets. In order for emerging markets equities to do well going


                        CAUSEWAY EMERGING MARKETS FUND 3
forward, however, we need to see confidence return to the financial markets. Various measures of investor confidence such as the VIX (the Chicago Board Options Exchange Volatility Index for the S&P 500), the EMBI (Emerging Markets Bond Index) yield spread over US treasuries, and the TED (Eurodollar - US Treasury yields) spread are all trading sharply higher as the flight to quality has driven investors to seek safety in US Treasury bills. Certainly the policy response on the part of governments has been significant, which should result in a restoration of confidence in the financial system and support global growth. Their successes in implementing these measures will determine how quickly emerging markets resume their upward trajectory.

Our investment philosophy in these unusual times is to combine value and growth factors, as well as bottom-up and top-down factors to exploit all the sources of alpha that exist in emerging market equities. During this period of unprecedented market volatility and uncertainty, we believe a disciplined multi-factor approach is appropriate. Our process balances value versus growth in stock, country and sector selection. We also monitor the financial leverage and volatility of earnings of stocks in the Fund, as we realize that stocks with modest leverage and stable earnings should perform well in periods of uncertainty. Lastly, our process uses quantitative alpha models, risk models, and optimization to construct portfolios. We believe that this disciplined approach is well-suited for the current period, when emotions can lead to indiscriminate selling, and irrational equity prices.

We thank you for your continued confidence in Causeway Emerging Markets Fund and look forward to serving you in the future.


/s/ Arjun Jayaraman                     /s/ MacDuff Kuhnert

Arjun Jayaraman                         MacDuff Kuhnert
Portfolio Manager                       Portfolio Manager

October 20, 2008


                        4 CAUSEWAY EMERGING MARKETS FUND

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN CAUSEWAY EMERGING MARKETS FUND, INSTITUTIONAL CLASS SHARES AND INVESTOR CLASS SHARES VERSUS THE MSCI EMERGING MARKETS INDEX
                              [PERFORMANCE GRAPH]

              Causeway      Causeway
              Emerging      Emerging
               Markets      Markets      MSCI
                Fund,        Fund,     Emerging
            Institutional   Investor    Markets
                Class        Class       Index
---------   -------------   --------   --------
3/29/07       $10,000       $10,000    $10,000
9/30/07        13,260        13,290     13,244
9/30/08         8,341         8,344      8,873

                           Annualized
                One Year   Inception
                 Return     to Date
                --------   ----------
Institutional
   Class        -37.10%    -11.36%
Investor        -37.22%    -11.33%
MSCI Emerging
Markets Index   -33.00%     -7.62%

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of Causeway Emerging Markets Fund is March 30, 2007.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-866-947-7000 OR VISIT www.causewayfunds.com. INVESTMENT PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF SUCH FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE WHEN PAID. INVESTOR CLASS SHARES HAVE A SHAREHOLDER SERVICE FEE OF UP TO 0.25% PER ANNUM OF AVERAGE DAILY NET ASSETS. INSTITUTIONAL CLASS SHARES HAVE NO SHAREHOLDER SERVICE FEE. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS.

THE MSCI EMERGING MARKETS INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DESIGNED TO MEASURE EQUITY MARKET PERFORMANCE IN THE GLOBAL EMERGING MARKETS. THE INDEX DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THERE ARE SPECIAL RISKS IN FOREIGN INVESTING (PLEASE SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS).


                        CAUSEWAY EMERGING MARKETS FUND 5

SCHEDULE OF INVESTMENTS (000)*
SEPTEMBER 30, 2008

                                                             NUMBER OF
CAUSEWAY EMERGING MARKETS FUND                                SHARES      VALUE
------------------------------                              ----------   -------
COMMON STOCK
BRAZIL -- 10.0%
   Brasil Telecom SA ADR                                         5,900   $   129
   Centrais Eletricas Brasileiras SA                            15,000       218
   Cia de Saneamento Basico do Estado de Sao Paulo ADR          17,100       485
   Cia Vale do Rio Doce ADR                                     27,300       523
   Petroleo Brasileiro SA ADR                                   40,100     1,602
   Sadia SA ADR                                                  8,600        80
   Tele Norte Leste Participacoes SA ADR                        11,100       194
                                                                         -------
                                                                           3,231
                                                                         -------
CHINA -- 13.1%
   Bank of China Ltd.(2)                                       565,000       219
   Canadian Solar Inc.(1)                                        9,500       185
   Chaoda Modern Agriculture(2)                                306,575       259
   China Agri Industries Holdings Ltd.(1, 2)                   217,000       114
   China Construction Bank Corp., Class H(2)                   951,000       635
   China COSCO Holdings Co. Ltd., Class H(2)                   356,500       325
   China Mobile Ltd. ADR                                        11,900       596
   CNOOC Ltd. ADR                                                5,800       664
   Dongfeng Motor Group Co. Ltd., Class H(2)                   186,000        68
   FerroChina Ltd.(2, 3)                                       258,000       116
   Lenovo Group Ltd.(2)                                        126,000        56
   Netease.com ADR(1)                                            6,400       146
   Shanghai Jinjiang International, Class B                     56,200        43
   Shenzhen Investment Ltd.(2)                               1,296,000       194
   Sino Techfibre Ltd.(2)                                      760,000       172
   Sohu.com Inc.(1)                                              3,500       195
   Weiqiao Textile Co. Ltd., Class H(2)                        271,500       133
   Yanzhou Coal Mining Co. Ltd. ADR                             10,500       110
                                                                         -------
                                                                           4,230
                                                                         -------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        6 CAUSEWAY EMERGING MARKETS FUND

SEPTEMBER 30, 2008

                                                             NUMBER OF
CAUSEWAY EMERGING MARKETS FUND                                SHARES      VALUE
------------------------------                              ----------   -------
CZECH REPUBLIC -- 0.4%
   CEZ(2)                                                        2,270   $   141
                                                                         -------
HONG KONG -- 0.6%
   Hopson Development Holdings Ltd.(2)                         384,000       195
                                                                         -------
INDIA -- 6.9%
   Bank of India(2)                                             55,708       345
   IDBI Bank Ltd.(2)                                            84,300       137
   Infosys Technologies Ltd. ADR                                 7,000       233
   Oil & Natural Gas Corp. Ltd.(2)                              31,697       709
   Reliance Industries Ltd.(2)                                  14,691       620
   Sesa GOA Ltd.(2)                                             61,680       160
                                                                         -------
                                                                           2,204
                                                                         -------
INDONESIA -- 2.3%
   Astra Agro Lestari Tbk PT(2)                                 48,000        65
   Bank Mandiri Persero(2)                                     763,500       212
   Indah Kiat Pulp and Paper Corp.(1, 2)                       988,000       163
   Indofood Sukses Makmur Tbk PT(2)                          1,174,000       241
   United Tractors Tbk PT(2)                                    63,000        62
                                                                         -------
                                                                             743
                                                                         -------
ISRAEL -- 4.5%
   Bank Hapoalim BM(2)                                         135,158       409
   Bank Leumi Le-Israel BM(2)                                  192,075       673
   Cellcom Israel Ltd.                                              37         1
   Delek Group Ltd.(2)                                             872        73
   Israel Chemicals Ltd.(2)                                     12,807       185
   Teva Pharmaceutical Industries Ltd. ADR                       2,324       106
                                                                         -------
                                                                           1,447
                                                                         -------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        CAUSEWAY EMERGING MARKETS FUND 7

SEPTEMBER 30, 2008

                                                             NUMBER OF
CAUSEWAY EMERGING MARKETS FUND                                SHARES      VALUE
------------------------------                              ----------   -------
MALAYSIA -- 0.5%
   Affin Holdings Bhd(2)                                       234,100   $   109
   KNM Group Bhd(2)                                                 25        --
   Public Bank Bhd(2)                                           12,600        37
                                                                         -------
                                                                             146
                                                                         -------
MEXICO -- 4.1%
   Alfa SAB de CV, Class A                                      60,600       273
   America Movil SAB de CV ADR, Class L                          4,300       199
   Grupo Mexico SAB de CV, Class B                             173,010       182
   Grupo Televisa SA ADR                                        15,600       341
   Mexichem SAB de CV                                          176,400       321
                                                                         -------
                                                                           1,316
                                                                         -------
POLAND -- 3.5%
   Grupa Lotos SA(1, 2)                                          8,769        99
   KGHM Polska Miedz SA(2)                                      24,695       523
   Polski Koncern Naftowy Orlen SA(2)                           20,629       298
   Telekomunikacja Polska SA(2)                                 22,262       213
                                                                         -------
                                                                           1,133
                                                                         -------
RUSSIA -- 8.5%
   Evraz Group SA GDR(2)                                         6,750       260
   LUKOIL ADR                                                    9,350       550
   Mechel ADR                                                   10,500       189
   Mobile Telesystems ADR                                        8,200       459
   OAO Gazprom ADR(2)                                           23,600       754
   OAO Gazprom(2)                                               36,629       297
   Rosneft Oil Co.(2)                                           22,000       152
   Vimpel-Communications ADR                                     3,000        61
                                                                         -------
                                                                           2,722
                                                                         -------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        8 CAUSEWAY EMERGING MARKETS FUND

SEPTEMBER 30, 2008

                                                              NUMBER
CAUSEWAY EMERGING MARKETS FUND                               OF SHARES    VALUE
------------------------------                              ----------   -------
SOUTH AFRICA -- 8.1%
   ABSA Group Ltd.(2)                                           12,969   $   172
   African Rainbow Minerals Ltd.(2)                             17,283       333
   Imperial Holdings Ltd.(2)                                    21,107       152
   Investec Ltd.(2)                                             38,561       226
   Metropolitan Holdings Ltd.(2)                               150,356       204
   MTN Group Ltd.(2)                                            43,910       621
   Remgro Ltd.(2)                                                2,926        68
   Sanlam Ltd.(2)                                               97,191       210
   Sasol Ltd. ADR                                                4,200       179
   Shoprite Holdings Ltd.(2)                                    75,752       432
                                                                         -------
                                                                           2,597
                                                                         -------
SOUTH KOREA -- 14.5%
   Hana Financial Group Inc.(2)                                 10,350       244
   Honam Petrochemical Corp.(2)                                  1,451        84
   Hyundai Mipo Dockyard(2)                                      1,763       258
   Industrial Bank of Korea(2)                                  40,670       492
   Korea Gas Corp.(2)                                              704        41
   LG Chemical Ltd.(2)                                           8,613       676
   LG Display Co. Ltd. ADR                                      31,900       405
   LG Telecom Ltd.(2)                                           90,081       752
   POSCO ADR                                                     1,200       112
   Pusan Bank(2)                                                30,390       275
   Samsung Electronics Co. Ltd.(2)                                 829       380
   STX Pan Ocean Co. Ltd.(2)                                   309,717       431
   Woori Finance Holdings Co. Ltd.(2)                           51,620       530
                                                                         -------
                                                                           4,680
                                                                         -------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        CAUSEWAY EMERGING MARKETS FUND 9

SEPTEMBER 30, 2008

                                                              NUMBER
CAUSEWAY EMERGING MARKETS FUND                               OF SHARES    VALUE
------------------------------                              ----------   -------
TAIWAN -- 11.5%
   AU Optronics Corp. ADR                                       58,064   $   660
   China Development Financial Holding Corp.(2)              1,349,925       408
   Chunghwa Telecom Co. Ltd. ADR                                21,800       516
   Compal Electronics Inc.(2)                                  832,536       608
   Dynapack International Technology Corp.(2)                   54,000       147
   Great Wall Enterprise Co.(2)                                  9,472         9
   Hung Sheng Construction Co. Ltd.(2)                         711,000       195
   Lee Chang Yung Chemical Industry Corp.(2)                       172        --
   Lite-On Technology Corp.(2)                                 285,420       249
   Micro-Star International Co. Ltd.(2)                        175,816        80
   Quanta Computer Inc.(2)                                     280,000       350
   Taiwan Semiconductor Manufacturing Co. Ltd. ADR              10,207        96
   Unitech Printed Circuit Board Corp.(2)                      172,205        68
   Universal Scientific Industrial Co. Ltd(2)                  397,242       130
   WPG Holdings Co. Ltd.(2)                                    251,990       199
                                                                         -------
                                                                           3,715
                                                                         -------
THAILAND -- 2.8%
   G Steel(2)                                               10,000,000       376
   PTT Aromatics & Refining(2)                                      36        --
   PTT Exploration & Production(2)                              70,500       267
   Thoresen Thai Agencies(2)                                   323,200       251
                                                                         -------
                                                                             894
                                                                         -------
TURKEY -- 1.7%
   Dogan Sirketler Grubu Holdings(2)                           462,790       534
                                                                         -------
TOTAL COMMON STOCK
   (COST $44,525) -- 93.0%                                                29,928
                                                                         -------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        10 CAUSEWAY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (000)* (CONCLUDED)
SEPTEMBER 30, 2008

                                                              NUMBER
CAUSEWAY EMERGING MARKETS FUND                               OF SHARES    VALUE
------------------------------                              ----------   -------
PREFERRED STOCK
BRAZIL -- 5.2%
   Cia de Transmissao de Energia Eletrica Paulista               8,600   $   218
   Eletropaulo Metropolitana Eletricidade de Sao Paulo SA       30,529       419
   Investimentos Itau SA                                        64,779       318
   Metalurgica Gerdau SA, Class A                               24,500       378
   Telemar Norte Leste SA                                        9,709       296
   Usinas Siderurgicas de Minas Gerais SA                        2,400        51
                                                                         -------
TOTAL PREFERRED STOCK
   (COST $2,602) -- 5.2%                                                   1,680
                                                                         -------
SHORT TERM INVESTMENT
   Dreyfus Treasury Prime Cash Management, 0.930%**            247,083       247
                                                                         -------
TOTAL SHORT-TERM INVESTMENT
   (COST $247) -- 0.8%                                                       247
                                                                         -------
EXCHANGE TRADED FUND
UNITED STATES -- 0.8%
   Vanguard Emerging Markets Fund                                7,300       253
                                                                         -------
TOTAL EXCHANGE TRADED FUND
   (COST $262) -- 0.8%                                                       253
                                                                         -------
TOTAL INVESTMENTS -- 99.8%
   (COST $47,636)                                                         32,108
                                                                         -------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%                                 68
                                                                         -------
NET ASSETS -- 100.0%                                                     $32,176
                                                                         =======

*    Except for share data.

** The rate shown represents the 7-day effective yield as of September 30, 2008.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt


1    Non-income producing security.

2    Security is fair valued (see note 2 in the Notes to Financial Statements).

3 Subsequent to fiscal year end, security has no value due to company's insolvency.

Amounts designated as "--"are $0 or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        CAUSEWAY EMERGING MARKETS FUND 11

SECTOR DIVERSIFICATION

AS OF SEPTEMBER 30, 2008, THE SECTOR DIVERSIFICATION WAS AS FOLLOWS:

                                  COMMON   PREFERRED     EXCHANGE       % OF
CAUSEWAY EMERGING MARKETS FUND     STOCK     STOCK     TRADED FUND   NET ASSETS
------------------------------    ------   ---------   -----------   ----------
Financials                         19.2%      1.0%         0.8%         21.0%
Energy                             19.6       0.0          0.0          19.6
Materials                          14.2       1.3          0.0          15.5
Information Technology              9.9       0.0          0.0          12.6
Telecommunication Services         11.7       0.9          0.0          12.6
Industrials                         9.0       0.0          0.0           9.0
Consumer Staples                    3.7       0.0          0.0           3.7
Consumer Discretionary              2.7       0.0          0.0           2.7
Utilities                           2.7       2.0          0.0           4.7
Health Care                         0.3       0.0          0.0           0.3
                                   ----       ---          ---         -----
TOTAL                              93.0%      5.2%         0.8%         99.0%
                                   ====       ===          ===         =====
SHORT-TERM INVESTMENT                                                    0.8
EXCESS OF CASH AND RECEIVABLES
   OVER PAYABLES                                                         0.2
                                                                       -----
NET ASSETS                                                             100.0%
                                                                       =====

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       12 CAUSEWAY EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES (000)*

                                                                 CAUSEWAY
                                                                 EMERGING
                                                               MARKETS FUND
                                                               ------------
                                                                  9/30/08
                                                               ------------
ASSETS:
   Investments at Market Value (Cost $ 47,636)                   $ 32,108
   Receivable for Dividends and Interest                              296
   Receivable for Investment Securities Sold                          163
   Receivable for Fund Shares Sold                                     21
   Receivable for Tax Reclaims                                          1
                                                                 --------
      TOTAL ASSETS                                                 32,589
                                                                 --------
LIABILITIES:
   Payable for Investment Securities Purchased                        262
   Payable for Foreign Currency                                        28
   Payable for Fund Shares Redeemed                                    22
   Payable due to Investment Adviser                                   16
   Payable for Shareholder Service Fees -- Investor Class               8
   Accumulated Foreign Capital Gains Tax on Appreciated
      Securities                                                        7
   Payable due to Administrator                                         1
   Payable for Trustees' Fees                                           1
   Other Accrued Expenses                                              68
                                                                 --------
      TOTAL LIABILITIES                                               413
                                                                 --------
      NET ASSETS                                                 $ 32,176
                                                                 ========
NET ASSETS:
   Paid-in Capital (unlimited authorization -- no par value)     $ 48,492
   Undistributed Net Investment Income                                554
   Accumulated Net Realized Loss on Investments                    (1,329)
   Accumulated Foreign Capital Gains Tax on Appreciated
      Securities                                                       (7)
   Net Unrealized Depreciation on Investments                     (15,528)
   Net Unrealized Depreciation on Foreign Currencies and
      Translation of Other Assets and Liabilities
      Denominated in Foreign Currencies                                (6)
                                                                 --------
      NET ASSETS                                                 $ 32,176
                                                                 ========
NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
   $28,851,382 / 3,625,831 SHARES) -- INSTITUTIONAL CLASS        $   7.96
                                                                 ========
NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
   $3,324,721 / 417,257 SHARES) -- INVESTOR CLASS                $   7.97
                                                                 ========

*    Except for Net Asset Value data.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       CAUSEWAY EMERGING MARKETS FUND 13

STATEMENT OF OPERATIONS (000)

                                                                 CAUSEWAY
                                                                 EMERGING
                                                               MARKETS FUND
                                                               ------------
                                                                10/01/07 to
                                                                  9/30/08
                                                               ------------
INVESTMENT INCOME:
   Dividend Income (net of foreign taxes withheld of $ 162)      $  1,300
   Interest Income                                                      9
                                                                 --------
   TOTAL INVESTMENT INCOME                                          1,309
                                                                 --------
EXPENSES:
   Investment Advisory Fees                                           334
   Shareholder Service Fees -- Investor Class                          16
   Administration Fees                                                 15
   Custodian Fees                                                      64
   Professional Fees                                                   55
   Transfer Agent Fees                                                 47
   Registration Fees                                                   19
   Trustees' Fees                                                       2
   Printing Fees                                                      (25)
   Other Fees                                                           9
                                                                 --------
   TOTAL EXPENSES                                                     536
   Less:
   Waiver of Investment Advisory Fees                                 (70)
                                                                 --------
   NET EXPENSES                                                       466
                                                                 --------
   NET INVESTMENT INCOME                                              843
                                                                 --------
   NET REALIZED AND UNREALIZED GAIN (Loss) ON INVESTMENTS
      AND FOREIGN CURRENCY TRANSACTIONS:
   Net Realized Loss from Security Transactions                      (751)
   Net Realized Loss from Foreign Currency Transactions               (39)
   Net Change in Unrealized Depreciation on Investments           (19,316)
   Net Change in Foreign Capital Gains Tax on Appreciated
      Securities                                                       --
   Net Change in Unrealized Depreciation on Foreign Currency
      and Translation of Other Assets and Liabilities
      Denominated in Foreign Currency                                  (7)
                                                                 --------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
      FOREIGN CURRENCY TRANSACTIONS                               (20,113)
                                                                 --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(19,270)
                                                                 ========


Amounts designated as "--" are $0 or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        14 CAUSEWAY EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                            CAUSEWAY EMERGING MARKETS FUND
                                                                            ------------------------------
                                                                             10/01/07 to     3/30/07(1) to
                                                                               9/30/08          9/30/07
                                                                            -------------   --------------
OPERATIONS:
   Net Investment Income                                                       $    843         $   115
   Net Realized Gain (Loss) from Security Transactions                             (751)            412
   Net Realized Loss from Foreign Currency Transactions                             (39)            (26)
   Net Change in Unrealized Appreciation (Depreciation) on Investments          (19,316)          3,788
   Net Change in Foreign Capital Gains Tax on Appreciated Securities                 --              (7)
   Net Change in Unrealized Appreciation (Depreciation) on Foreign
      Currency and Translation of Other Assets and Liabilities
      Denominated in Foreign Currency                                                (7)              1
                                                                               --------         -------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (19,270)          4,283
                                                                               --------         -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income Dividends:
      Institutional Class                                                          (348)             --
      Investor Class                                                               (106)             --
                                                                               --------         -------
   Total Net Investment Income Dividends                                           (454)             --
                                                                               --------         -------
   Net Capital Gain Distributions:
      Institutional Class                                                          (663)             --
      Investor Class                                                               (212)             --
                                                                               --------         -------
   Total Net Capital Gain Distributions                                            (875)             --
                                                                               --------         -------
   TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                             (1,329)             --
                                                                               --------         -------
   NET INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS(2)         25,865          22,610
   Redemption Fees(3)                                                                17              --
                                                                               --------         -------
   TOTAL INCREASE IN NET ASSETS                                                   5,283          26,893
                                                                               --------         -------
NET ASSETS:
      Beginning of Period                                                        26,893              --
                                                                               --------         -------
      END OF PERIOD                                                            $ 32,176         $26,893
                                                                               ========         =======
      UNDISTRIBUTED NET INVESTMENT INCOME                                      $    554         $    99
                                                                               ========         =======

(1)  Commencement of operations.

(2)  See Note 7 in the Notes to Financial Statements.

(3)  See Note 2 in the Notes to Financial Statements.

Amounts designated as "--" are $0 or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        CAUSEWAY EMERGING MARKETS FUND 15

FINANCIAL HIGHLIGHTS
FOR THE YEAR OR PERIOD ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                            Net Realized
                                                 and
                     Net Asset               Unrealized                Dividends  Distributions      Total
                       Value,       Net         Gain         Total     from Net        from        Dividends
                     Beginning  Investment    (Loss) on      from     Investment     Capital          and       Redemption
                     of Period    Income     Investments  Operations    Income        Gains      Distributions     Fees
                        ($)         ($)          ($)          ($)         ($)          ($)            ($)          ($)
                     ---------  ----------  ------------  ----------  ----------  -------------  -------------  ----------
CAUSEWAY EMERGING MARKETS FUND+
INSTITUTIONAL CLASS
   2008                13.26       0.31        (5.00)       (4.69)      (0.21)        (0.40)         (0.61)         --
   2007(1)             10.00       0.08         3.18         3.26          --            --             --          --
INVESTOR CLASS
   2008                13.29       0.22        (4.94)       (4.72)      (0.20)        (0.40)         (0.60)         --
   2007(1)             10.00       0.06         3.23         3.29          --            --             --          --

(1) Commenced operations on March 30, 2007. All ratios are annualized. Total return and portfolio turnover rate are for the period indicated and have not been annualized.

+    Per share amounts calculated using average shares method.

Amounts designated as "--" are $0 or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        16 CAUSEWAY EMERGING MARKETS FUND

                                                     Ratio of
                                                     Expenses         Ratio
                                                    to Average       of Net
                          Net Assets    Ratio of       Net         Investment
  Net Asset                 End of    Expenses to     Assets         Income       Portfolio
  Value, End     Total      Period    Average Net   (Excluding     to Average     Turnover
of Period ($)  Return(%)    ($ 000)    Assets (%)  Waivers) (%)  Net Assets (%)    Rate(%)
-------------  ---------  ----------  -----------  ------------  --------------  ----------


     7.96       (37.10)     28,851        1.35         1.56           2.69           100
    13.26        32.60      22,376        1.35         3.24           1.44            77

     7.97       (37.22)      3,325        1.60         1.82           1.79           100
    13.29        32.90       4,517        1.58         3.16           1.02            77

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        CAUSEWAY EMERGING MARKETS FUND 17

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Causeway Emerging Markets Fund (the "Fund") is a series of Causeway Capital Management Trust (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on March 30, 2007. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The Trust has two additional series, the financial statements of which are presented separately.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Except as described below, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the last reported bid price. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with fair value pricing procedures approved by the Fund's Board of Trustees (the "Board"). The Fund's fair value pricing procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.


                       18 CAUSEWAY EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides a fair value for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

CASH AND CASH EQUIVALENTS -- Investments in the Dreyfus Treasury Prime Cash Management money market fund are valued daily at the net asset value per share.

SECURITY TRANSACTIONS AND RELATED INCOME -Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

FOREIGN CURRENCY EXCHANGE CONTRACTS - When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms.

EXPENSE/CLASSES - Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

REDEMPTION FEE - During the fiscal year, the Fund imposed a redemption fee of 2% on the original value of capital shares redeemed by shareholders less than 90 days after purchase. (Effective December 1, 2008, the redemption fee period will be reduced to 60 days.) The redemption fee does not apply to shares purchased through reinvested distributions, shares redeemed through designated systematic withdrawal plans, or omnibus account


                       CAUSEWAY EMERGING MARKETS FUND 19

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund's redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. For the fiscal year ended September 30, 2008, the Institutional Class and Investor Class received $9,127 and $8,345 in redemption fees, respectively.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICE AND DISTRIBUTION AGREEMENTS

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Causeway Capital Management LLC (the "Adviser"). Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund's average daily net assets. The Adviser contractually agreed through September 30, 2008 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% and 1.60% of Institutional Class and Investor Class average daily net assets, respectively. For the year ended September 30, 2008, the Adviser waived $69,748.

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an Administration Agreement. Effective January 1, 2006, under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Trust is subject to a minimum annual fee of $165,000 for all portfolios and classes in existence on the agreement date increased by $80,000 for any portfolio created thereafter and increased by $20,000 for each new class in excess of two added after the agreement date.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the year ended September 30, 2008, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the "Distributor") have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator, Distributor or Adviser. They receive no fees for serving as officers of the Trust.

4.   INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term


                       20 CAUSEWAY EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

investments, during the year ended September 30, 2008, for the Fund were as follows:

Purchases    Sales
  (000)      (000)
---------   -------
$57,716     $32,531

5.   RISKS OF FOREIGN INVESTING

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, the possibility of future social, political and economic developments and the level of governmental supervision and regulation of securities markets in different foreign countries. These risks are higher for emerging markets investments.

6.   FEDERAL TAX INFORMATION

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended September 30, 2008, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $6,623.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions and reclassifications of realized gains from passive foreign investment companies, were reclassified to/(from) the following accounts as of September 30, 2008 (000):

 Undistributed    Accumulated
Net Investment   Net Realized
    Income           Gain
--------------   ------------
   $66              $(66)

These reclassifications had no impact on net assets or net asset value per share.


                       CAUSEWAY EMERGING MARKETS FUND 21

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

The tax character of dividends and distributions declared during the year ended September 30, 2008, were as follows (000):

       Ordinary     Long-Term
        Income    Capital Gain    Total
       --------   ------------   ------
2008    $1,329         $--       $1,329

As of September 30, 2008, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income     $    591
Unrealized Depreciation            (15,737)
Post-October Losses                 (1,133)
Post-October Accumulated Losses        (37)
                                  --------
Total Distributable Income        $(16,316)
                                  ========

Post-October losses and Post-October currency losses represent losses realized on securities and currency transactions from November 1, 2007 through September 30, 2008 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

At September 30, 2008, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

                                            Net
Federal    Appreciated   Depreciated    Unrealized
Tax Cost    Securities    Securities   Depreciation
--------   -----------   -----------   ------------
$47,832        $60        $(15,784)      $(15,724)

7. CAPITAL SHARES ISSUED AND REDEEMED (000)

                                               Year Ended         3/30/07(1) to
                                           September 30, 2008        9/30/07
                                           ------------------   ----------------
                                            SHARES     VALUE    SHARES    VALUE
                                           -------   --------   ------   -------
INSTITUTIONAL CLASS:
Shares Sold                                 1,911    $23,873    1,736    $19,177
Shares Issued in Reinvestment of
   Dividends and Distributions                 76        976       --         --
Shares Redeemed                               (49)      (641)     (49)      (590)
                                            -----    -------    -----    -------
Increase in Shares Outstanding Derived
   from Institutional Class Transactions    1,938     24,208    1,687     18,587
                                            -----    -------    -----    -------
INVESTOR CLASS:
Shares Sold                                   400      5,301      348      4,127
Shares Issued in Reinvestment of
   Dividends and Distributions                 24        306       --         --
Shares Redeemed                              (347)    (3,950)      (8)      (104)
                                            -----    -------    -----    -------
Increase in Shares Outstanding Derived
   from Investor Class Transactions            77      1,657      340      4,023
                                            -----    -------    -----    -------
Increase in Shares Outstanding
   from Capital Share Transactions          2,015    $25,865    2,027    $22,610
                                            =====    =======    =====    =======

(1) Commencement of operations.


                        22 CAUSEWAY EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

8. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB interpretation No. 48 -- Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of FASB Statement 109 that requires additional tax disclosures and the tax effects of certain income tax positions, whether on previously filed tax returns or those expected to be taken on future returns. These positions must meet a more-likely-than-not standard that, based on the technical merits, they have a more than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

FIN 48 requires management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities.

Management of the Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund's tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management has reviewed the statement and has determined that the adoption of FAS 157 will not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.


                        CAUSEWAY EMERGING MARKETS FUND 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Causeway Emerging Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway Emerging Markets Fund (the "Fund") at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 26, 2008


                        24 CAUSEWAY EMERGING MARKETS FUND

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2009. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2008, the Fund is designating the following items with regard to distributions paid during the year:

     (A)             (B)                                               (E)
  Long Term        Ordinary          (C)             (D)           Dividends(1)
Capital Gains       Income        Tax Exempt        Total          for Corporate
Distributions   Distributions   Distributions   Distributions   Dividends Received
 (Tax Basis)     (Tax Basis)     (Tax Basis)     (Tax Basis)         Deduction
-------------   -------------   -------------   -------------   ------------------
    0.00%          100.00%          0.00%          100.00%             0.00%

                                            (I)
      (F)                                Qualified
   Qualified        (G)        (H)      Short-Term
Dividend Income   Foreign    Interest    Capital
 (15% Tax Rate      Tax      Related       Gain
    for QDI)       Credit   Dividends    Dividends
---------------   -------   ---------   ----------
22.17%             10.86%     1.56%      100.00%

Foreign taxes accrued during the fiscal year ended September 30, 2008, amounted to $161,822 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 - Dividend for the year ending December 31, 2008. In addition, for the fiscal year ended September 30, 2008, gross income derived from sources within foreign countries amounted to $1,447,198 for the Fund.

(1) Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund's total distribution excluding pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of "Qualified Dividend Income" as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the Fund's intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is based on a percentage of ordinary income distributions of the Fund.

Item (H) is the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (I) is the amount of "Qualified Short-Term Capital Gain Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.


                       CAUSEWAY EMERGING MARKETS FUND 25

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

                                           TERM OF                                              NUMBER OF
                                           OFFICE                                              PORTFOLIOS
                                            AND                    PRINCIPAL                    IN TRUST
      NAME                POSITION(S)     LENGTH OF              OCCUPATION(S)                  COMPLEX               OTHER
    ADDRESS,             HELD WITH THE      TIME                  DURING PAST                  OVERSEEN BY      DIRECTORSHIPS HELD
     AGE(1)                 COMPANY       SERVED(2)               FIVE YEARS                 BOARD MEMBER(3)    BY BOARD MEMBER(4)
----------------        --------------  ------------  -------------------------------------  ---------------  ----------------------
INDEPENDENT
BOARD MEMBERS(5)
John A. G. Gavin        Trustee         Since 9/01    Chairman, Gamma Holdings                      3         Director, TCW Funds,
Age: 77                                               (international consulting and                           Inc. and TCW Strategic
                                                      investment holding company) (since                      Income Fund, Inc.;
                                                      1968); Senior Counselor, Hicks                          Trustee, Hotchkis and
                                                      TransAmerica Partners (private equity                   Wiley Funds; Director,
                                                      investment firm) (since 2001).                          Claxson, S.A.

Eric H. Sussman         Trustee         Since 9/01    Tenured Lecturer, Anderson Graduate           3         Trustee, Presidio
Age: 42                                               School of Management, University of                     Funds
                                                      California, Los Angeles (since 1995);
                                                      President, Amber Capital, Inc. (real
                                                      estate investment and financial
                                                      planning firm) (since 1993).


                        26 CAUSEWAY EMERGING MARKETS FUND

TRUSTEES AND OFFICERS INFORMATION (Unaudited)
(CONTINUED)

                                           TERM OF                                              NUMBER OF
                                           OFFICE                                              PORTFOLIOS
                                            AND                    PRINCIPAL                    IN TRUST
      NAME                POSITION(S)     LENGTH OF              OCCUPATION(S)                  COMPLEX               OTHER
    ADDRESS,             HELD WITH THE      TIME                  DURING PAST                  OVERSEEN BY      DIRECTORSHIPS HELD
     AGE(1)                 COMPANY       SERVED(2)               FIVE YEARS                 BOARD MEMBER(3)    BY BOARD MEMBER(4)
--------------------    --------------  ------------  -------------------------------------  ---------------  ----------------------
OFFICERS --
Turner Swan             President and   Since 8/01    General Counsel and Member of the            N/A                  N/A
11111 Santa             Secretary                     Adviser (since 2001).
Monica Blvd.,
Suite 1500,
Los Angeles, CA
90025
Age: 46

Gracie V. Fermelia      Chief           CCO (since    Chief Compliance Officer of the              N/A                  N/A
11111 Santa             Compliance      7/05); Asst.  Adviser (since July 2005); Chief
Monica Blvd.,           Officer and     Sect. (since  Operating Officer and Member of the
Suite 1500,             Assistant       8/01)         Adviser (since 2001).
Los Angeles, CA         Secretary
90025
Age: 47

Michael Lawson(6)       Treasurer       Since 7/05    Director of the Administrator's Fund         N/A                  N/A
One Freedom                                           Accounting department (since July
Valley Drive                                          2005); Manager in the Administrator's
Oaks, PA 19456                                        Fund Accounting department (November
Age: 47                                               1998 to July 2005).

Joseph M. Gallo(6)      Vice President  Since 7/08    Corporate Counsel, of the                    N/A                  N/A
One Freedom             and Assistant                 Administrator (since 2007); Associate
Valley Drive            Secretary                     Counsel, ICMA Retirement Corporation
Oaks, PA 19456                                        (2004-2007); Federal Investigator,
Age: 35                                               U.S. Department of Labor (2002-2004);
                                                      U.S. Securities and Exchange
                                                      Commission--Division of of Investment
                                                      Management (2003).

Carolyn F. Mead(6)      Vice President  Since 7/08    Corporate Counsel, of the                    N/A                  N/A
One Freedom             and Assistant                 Administrator (since 2007);Associate
Valley Drive            Secretary                     Counsel, Stradley, Ronan, Stevens &
Oaks, PA 19456                                        Young LLP (2004-2007); Counsel, ING
Age: 52                                               Variable Annuities (1999-2002).


                        CAUSEWAY EMERGING MARKETS FUND 27

TRUSTEES AND OFFICERS INFORMATION (Unaudited)
(CONCLUDED)

                                           TERM OF                                              NUMBER OF
                                           OFFICE                                              PORTFOLIOS
                                            AND                    PRINCIPAL                    IN TRUST
      NAME                POSITION(S)     LENGTH OF              OCCUPATION(S)                  COMPLEX               OTHER
    ADDRESS,             HELD WITH THE      TIME                  DURING PAST                  OVERSEEN BY      DIRECTORSHIPS HELD
     AGE(1)                 COMPANY       SERVED(2)               FIVE YEARS                 BOARD MEMBER(3)    BY BOARD MEMBER(4)
--------------------    --------------  ------------  -------------------------------------  ---------------  ------------------
Bernadette Sparling(6)  Vice President  Since 7/08    Corporate Counsel, of the                    N/A                N/A
One Freedom             and Assistant                 Administrator (since 2005); Associate
Valley Drive            Secretary                     Counsel, Blank Rome LLP (2001-2005).
Oaks, PA 19456
Age: 31

----------
(1) Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

(2) Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust's Bylaws.

(3) The "Trust Complex" consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2008, the Trust Complex consisted of one investment company with three portfolios -- the International Value Fund, the Emerging Markets Fund, and the Global Value Fund.

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(5) On October 10, 2008, the Trust held a Special Meeting of Shareholders to consider a proposal to elect three additional trustees to the Trust's Board of Trustees. The three nominees, Lawry J. Meister, John R. Graham and Mark
     D. Cone, were elected to the Board by a plurality of votes of shareholders of the entire Trust. As a result of the vote, the Trust's Board is currently comprised of five trustees. Messrs. Gavin, Sussman and Graham and Ms. Meister are considered independent trustees within the meaning of the 1940 Act. Mr. Cone is considered an interested trustee because he is an officer of the Adviser.

(6) These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


                        28 CAUSEWAY EMERGING MARKETS FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund's comparative cost by comparing the hypothetical result for the Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT the Fund's actual return -- the account values shown may not apply to your specific investment.


                       CAUSEWAY EMERGING MARKETS FUND 29

DISCLOSURE OF FUND EXPENSES (Unaudited)
(CONCLUDED)

                                 BEGINNING     ENDING                 EXPENSES
                                  ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                   VALUE       VALUE       EXPENSE     DURING
                                   4/1/08     9/30/08      RATIOS      PERIOD*
                                 ---------   ---------   ----------   --------
CAUSEWAY EMERGING MARKETS FUND
ACTUAL FUND RETURN
Institutional Class              $1,000.00   $  690.40      1.35%       $5.71
HYPOTHETICAL 5% RETURN
Institutional Class              $1,000.00   $1,018.25      1.35%       $6.81
CAUSEWAY EMERGING MARKETS FUND
ACTUAL FUND RETURN
Investor Class                   $1,000.00   $  689.40      1.60%       $6.67
HYPOTHETICAL 5% RETURN
Investor Class                   $1,000.00   $1,017.10      1.60%       $7.97

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).


                       30 CAUSEWAY EMERGING MARKETS FUND

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Under Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required annually to approve continuance of the investment advisory agreement (the "Advisory Agreement") between Causeway Capital Management Trust and Causeway Capital Management LLC (the "Adviser") with respect to Causeway Emerging Markets Fund (the "Fund"). Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not "interested persons" of the Trust as defined in the 1940 Act). The Board was comprised entirely of independent Trustees when the continuation of the Advisory Agreement was considered.

INFORMATION RECEIVED. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser's services, including information concerning the Fund's performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on July 31, 2008, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with the meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the Trustees' behalf by their independent legal counsel.

FACTORS CONSIDERED. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services to be provided by the Adviser, (2) the investment performance of the Fund and the Adviser, (3) comparisons of the services to be rendered and the amounts to be paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services to be provided and estimated profits to be realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and
(6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services to be provided by the Adviser, the Trustees considered, among other things, the Adviser's personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser's principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser's commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser's investment philosophy and processes and considered the scope of the Adviser's services. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser have benefited and will continue to benefit the Fund and its shareholders.


                       CAUSEWAY EMERGING MARKETS FUND 31

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

Second, regarding the investment performance of the Fund and the Adviser, the Trustees reviewed the investment results of the Fund's Institutional and Investor share classes for the quarter-to-date, year-to-date, one-year and since inception (3/30/07) periods ended June 30, 2008, compared to the MSCI Emerging Markets Index (the "Index"), the Morningstar U.S. Open End Diversified Emerging Markets category, and a peer group of twenty-two emerging markets funds (including the Fund) used by the Board to track performance during the year. The Trustees noted that the EM Fund's performance had been strong since inception, except for the year-to-date period. The Trustees concluded that the Adviser's record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

Third, the Trustees compared the Fund's advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund's advisory fee and expense ratios were below the average and median of the funds in the applicable Morningstar category. The independent Trustees also compared the Fund's advisory fee with those paid by the Adviser's separate account and group trust clients and noted that, although these fees were somewhat lower than those paid by the Fund, depending on the level of assets under management, the differences appropriately reflected the Adviser's significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund's disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, fair valuation, regulatory examinations and legal and compliance matters, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, proxy voting, shareholder communications, and due diligence for advisers, consultants and institutional investors). The Trustees concluded that the Fund's advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the estimated profits or losses realized by the Adviser from its relationship with the Fund. They reviewed the Adviser's estimated after-tax profit margin with respect to such services and the methodology used to generate that estimate, and noted that the cost methodology presented to the Trustees was reasonable. They noted that, due to the expense limit agreement, the Adviser experienced significant losses managing the Fund during the last fiscal year and since inception, and that the Adviser's sponsorship of the Fund, at least in the Fund's early years, could involve significant further expenses to the Adviser.

Fifth, regarding economies of scale, the Trustees observed that although the Fund's advisory fee schedule did not have breakpoints, the Fund's advisory fee and expense ratios, as limited by the Adviser, were competitive when compared with industry ranges, and that the Adviser had incurred significant losses in managing the


                       32 CAUSEWAY EMERGING MARKETS FUND

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (concluded)

Fund. The Trustees concluded that under the circumstances the Adviser was sharing any economies of scale with the Fund appropriately pending the Fund's future potential asset growth.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund -- often called "fall-out" benefits -- the Trustees observed that the Adviser does not earn common "fall-out" benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, "contingent deferred sales commissions" or "float" benefits on short-term cash. The Trustees concluded that the primary "fall-out" benefit received by the Adviser was research services provided by brokers used by the Fund and that this benefit was reasonable in relation to the value of the services that the Adviser provides to the Fund.

APPROVAL. At the July 31, 2008 meeting, the Trustees discussed the information and factors noted above and considered the approval of the Advisory Agreement with representatives of the Adviser and in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the Trustees did not identify any particular information or factor that was determinative or controlling, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund's advisory fees are reasonable and renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders, and the Board of Trustees approved the renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2008.


                       CAUSEWAY EMERGING MARKETS FUND 33

                                     NOTES

                                     NOTES

INVESTMENT ADVISER:

Causeway Capital Management LLC
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission's website at http://www.sec.gov.

                                                                 CCM-AR-002-0200

                         CAUSEWAY EMERGING MARKETS FUND

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2008, there were no changes or waivers to the code of ethics.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Eric Sussman. Mr. Sussman is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Aggregate fees billed to the registrant for professional services rendered by the registrant's principal accountant for the fiscal years ended September 30, 2008 and 2007 were as follows:

------------------ ----------------- -----------------
                         2008              2007
------- ---------- ----------------- -----------------
(a)     Audit      $116,700          $82,400
        Fees

------- ---------- ----------------- -----------------
(b)     Audit-     None              None
        Related
        Fees
------- ---------- ----------------- -----------------
(c)     Tax        $22,200           $13,500
        Fees(1)

------- ---------- ----------------- -----------------
(d)     All        None              None
        Other
        Fees
------- ---------- ----------------- -----------------


Note:
   (1) Tax fees include amounts related to tax return reviews.

(e)(1) The registrant's audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant's financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant's investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g) For the fiscal year ended September 30, 2008, the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant and the registrant's investment adviser were $22,200 and $209,751, respectively. For the fiscal year ended September 30, 2007, the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant and the registrant's investment adviser were $13,500 and $53,520, respectively.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant's investment adviser by the registrant's principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant's procedures by which shareholders may recommend nominees to the registrant's board of trustees are as follows: The board of trustees of the registrant has a nominating committee comprised of all of the trustees who are not interested persons of the registrant as defined by ss. 2(a)(19) of the Investment Company Act of 1940 (the "Independent Trustees"). The purpose of the nominating committee is to nominate persons to serve as Independent Trustees, as needed. According to the registrant's bylaws, any shareholder of the registrant may submit names of individuals to be considered by the nominating committee or the board of trustees, as applicable, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting, and (ii) that the nominating committee or the board of trustees, as applicable, shall make the final determination of persons to be nominated. There have been no material changes to these procedures sine the registrant's last filing on Form N-CSR.


ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              Causeway Capital Management Trust


By (Signature and Title)*                 /s/ Turner Swan
                                          -----------------------------------
                                          Turner Swan, President

Date: December 3, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                 /s/ Turner Swan
                                          -----------------------------------
                                          Turner Swan, President


Date: December 3, 2008


By (Signature and Title)*                 /s/ Michael Lawson
                                          -----------------------------------
                                          Michael Lawson, Treasurer


Date: December 3, 2008


* Print the name and title of each signing officer under his or her signature.